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                                                                   EXHIBIT 10.38

                       AMENDMENT TO DEMAND NOTE ADDENDUM

Southfield, Michigan
Date: February 17, 2005

This Amendment to Addendum is effective as of November 12, 2004 and incorporated and made a part of the Demand Note (the "Note") by and among Robert S. Cubbin and Kathleen D. Cubbin ("Borrowers") and Meadowbrook, Inc. ("Lender") dated November 9, 1998 and modifies the Addendum to the Note dated March 1, 1999.

All references to "Revolving Credit Agreement with Comerica Bank, dated July 24, 1998" shall be replaced by "Credit Agreement with Standard Federal Bank, National Association, dated November 12, 2004.


WITNESSED:

    /s/ Michael G. Costello                            /s/ Robert S. Cubbin
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                                              ROBERT S. CUBBIN


                                                       /s/ Kathleen D. Cubbin
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                                              KATHLEEN D. CUBBIN